CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Current assets:
Cash and cash equivalents	$ 3,228,288	$ 394,297
Restricted cash	2,903,493	125,040
Prepaid expenses	249,086	9,546
Total current assets	6,380,867	528,883
Property and equipment, net	37,525	50,033
Intangible assets, net	172,431	66,399
Due from related parties		21,728
Other Assets	23,000	23,000
Total assets	6,613,823	690,043
Current liabilities:
Accounts payable	373,834	686,961
Accrued expenses	628,990	76,957
Accrued Series A Preferred Units	2,869,412
Due to related parties	5,946	21,728
Deferred revenue	4,006,755	958,107
Total liabilities	7,884,937	1,722,025
Commitments and contingencies
Temporary capital		1,868,444
Stockholders' Deficit:
Preferred stock
Common stock	2,033	1,179
Additional paid-in capital	3,867,290	569,195
Accumulated deficit	(5,140,437)	(3,470,800)
Total stockholders' equity (deficit)	(1,271,114)	(2,900,426)
Total liabilities and stockholders' equity (deficit)	$ 6,613,823	$ 690,043